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                 ASSIGNMENT OF INTEREST IN MASTER AGREEMENT AND
                    EXCHANGE OPTION AGREEMENT, AND CONSENT OF
                                LIMITED PARTNERS


         THIS ASSIGNMENT OF INTEREST IN MASTER AGREEMENT AND EXCHANGE OPTION AGREEMENT, AND CONSENT OF LIMITED PARTNERS (the "Assignment and Consent") is made as of the 22nd day of December, 1997 by and among CAROLINA FAC LIMITED PARTNERSHIP ("Carolina"), FAC REALTY TRUST, INC. ("FAC") (successor by merger to FAC Realty, Inc.), FAC PROPERTIES, L.P. (the "Operating Partnership") and the other signatories to this Assignment and Consent (collectively, the "Limited Partners").

                                    RECITALS

                  A. Carolina is a limited partnership formed under the laws of the State of Delaware with the purpose of, among other things, owning and operating retail properties in Virginia and North Carolina. Carolina was formed pursuant to a certain Certificate of Limited Partnership filed with the Delaware Secretary of State and is governed by that certain Agreement of Limited Partnership dated as of October 1, 1997 (the "Carolina Partnership Agreement"). FAC is the general partner of Carolina. Limited Partners are the limited partners in Carolina.

                  B. Carolina, FAC and the Limited Partners have entered into a certain Master Agreement dated as of October 1, 1997 (the "Master Agreement") and a certain Exchange Option Agreement dated as of October 1, 1997 (the "Exchange Option Agreement") relating to the prospective contribution to Carolina by Limited Partners of all of their interests in certain Properties and Constituent Partnerships (as such terms are defined in the Master Agreement) to Carolina.

                  C. FAC has elected to conduct its operations as a so-called UPREIT. Under the terms of the Carolina Partnership Agreement, it was envisioned that the limited partnership interests of the limited partners would be exchanged for units in the Operating Partnership when the Operating Partnership was formed. However, the Operating Partnership has been formed and the UPREIT created prior to the Closing under the Master Agreement and Exchange Option Agreement; and the parties desire that at Closing the Limited Partners shall contribute their Constituent Partnership interests and Properties directly to the Operating Partnership in exchange for limited partnership units in the Operating Partnership.

                  D. Accordingly, Carolina hereby assigns its interest in the Exchange Option Agreement and Master Agreement to the Operating Partnership, and the Limited Partners hereby consent to such assignment and transfer, with the effect that, among other things, at Closing, the Limited Partners will be awarded units in the Operating Partnership, and the Properties or Constituent Partnerships, as applicable, shall be contributed directly to the Operating Partnership.

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         NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Carolina hereby conveys, sets over and assigns unto the Operating Partnership all of its right, title and interest in and to (i) the Exchange Option Agreement and (ii) the Master Agreement. The Operating Partnership agrees to assume any and all obligations, liabilities and covenants of Carolina to be performed or arising from and after the date hereof under the Master Agreement and the Exchange Option Agreement.

                  2. FAC and the Limited Partners each and all acknowledge and consent to the assignment and assumption by the Operating Partnership of the right, title, interest, liabilities and obligations of Carolina pursuant to Paragraph 1 hereof. In particular, but without limitation, Limited Partners hereby acknowledge and agree that (i) the Operating Partnership is and hereafter shall be a party to the Exchange Option Agreement and Master Agreement in the place and stead of Carolina and entitled to enforce such agreements as a party thereto as if the Operating Partnership had been an original signatory thereto,
(ii) all references in the Exchange Option Agreement or Master Agreement to Carolina shall be deemed references to the Operating Partnership, and (iii) each and all of the covenants, representations and warranties by the Limited Partners shall be for the benefit of the Operating Partnership. Each Limited Partner hereby remakes as of the date hereof his or her representations and warranties set forth in Paragraph 5.D of the Exchange Option Agreement with respect to the Operating Partnership and the limited partnership units therein. All references in the Master Agreement or Exchange Option Agreement to "Units" or "Partnership Units" shall be deemed to mean limited partnership units in the Operating Partnership rather than units in Carolina and all references to the "Closing" shall be deemed references to the closing of the transaction whereunder the Properties or Constituent Partnerships, as applicable, are transferred to the Operating Partnership in exchange for limited partnership units in the Operating Partnership.

                  3. All parties hereby acknowledge and agree that the outside date for the Closing under the Exchange Option Agreement and Master Agreement shall hereby be extended through and including January 12, 1998.

                  4. FAC hereby represents and warrants to the Limited Partners that the copy of the Agreement of Limited Partnership of the Operating Partnership (the "OP Agreement") attached hereto as Exhibit A is true, accurate and complete. All references in the Master Agreement in the Carolina Partnership Agreement shall be deemed to mean the OP Agreement.

                  5. The parties acknowledge and agree that Closing on all of the Properties or Constituent Partnerships may take place simultaneously or that, with the consent of FAC and all Limited Partners entitled to receive Units from a particular Closing on certain Properties or Constituent Partnerships, such Closing may precede Closing on other Properties or Constituent Partnerships as to which conditions of Closing have not yet been satisfied, and that, in the latter

                                      2

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event, the number of Operating Partnership units issued to the Limited Partners in respect of such Properties or Constituent Partnerships as to which Closing has occurred, shall be in accordance with the parties' separate agreement in respect thereof, and that the failure of Closing to take place with respect to any Properties or Constituent Partnerships shall not impair or affect Closing(s) which shall have taken place with respect to other Properties or Constituent Partnerships.

                  6. All parties hereby agree that Schedule B to the Exchange Option Agreement is hereby amended to substitute "____________" for "733,392" as the total number of Units that Roy O. Rodwell is to receive at Closing and to substitute "____________" for "11,921" as the number of Units that Carolyn Martin is to receive at Closing.

                  7. All capitalized terms not otherwise defined in this Assignment and Consent shall mean as defined in the Exchange Option Agreement.


                            [Signature Page Follows]






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


         IN WITNESS WHEREOF, the parties have duly executed this Assignment and Consent as of the date and year first above written.

                                     CAROLINA FAC LIMITED PARTNERSHIP

                                     By:      FAC Realty Trust, Inc.,
                                              General Partner

                                              By:
                                                 ---------------------
                                              Name:
                                                   -------------------

                                              Title:
                                                    ------------------

                                     FAC PROPERTIES, L.P.

                                     By:      FAC Realty Trust, Inc.,
                                              a Maryland corporation

                                              By:
                                                 ----------------

                                              Name:
                                                   -------------

                                              Title:
                                                    ------------

                                     FAC REALTY TRUST, INC. (successor by
                                     merger to FAC Realty, Inc.)


                                    By:
                                       --------------------------
                                      Name:
                                           ----------------------
                                     Title:
                                           ----------------------


                                  ----------------------------------------
                                  ROY O. RODWELL

                                  --------------------------------------
                                  CAROLYN E. MARTIN

                                  -------------------------------------
                                  JOHN M. KANE

                                   ------------------------------------
                                   CLIFFORD CLARK

                                   ------------------------------------
                                   MARK E. PITNEY

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